UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2025

INSPIRE VETERINARY PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41792	85-4359258
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

780 Lynnhaven Parkway, Suite 400 Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 734-5464

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	IVP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Debary Animal Clinic Acquisition

On June 5, 2025, pursuant to an asset purchase agreement, dated April 25, 2025 (the “Asset Purchase Agreement”), by and among Inspire Veterinary Partners, Inc. (the “Company”) and IVP FL Holding Company, LLC (“IVP FL”), a Delaware limited liability company and wholly-owned subsidiary of the Company, Joseph A. Suarez, D.V.M., P.A., a Florida corporation (the “Seller”), and Joseph A. Suarez, DVM (the “Owner” and together with the Seller, the “Seller Parties”) completed the acquisition of the Debary Animal Clinic.

The aggregate purchase consideration for the Debary Animal Clinic was $925,000 plus the assumed liabilities described below, consisting of $832,500 to be paid in cash at the closing of the acquisition plus 54,734 restricted shares of the Company’s Class A common stock (the “Class A Common Stock”), which was equal to the quotient obtained by dividing $925,000 by the official closing price of one share of Class A Common Stock as reported by the Nasdaq Capital Market on the trading date immediately prior to the closing.

Pursuant to the Asset Purchase Agreement, IVP FL acquired substantially all of the assets comprising the veterinary clinic operating under the name “Debary Animal Clinic”, including all equipment and other tangible personal property, inventory, customer deposits, prepaid expenses, permits, licenses, franchises, variances, business contracts and equipment leases, books and records, telephone numbers, yellow pages listings, internet websites, electronic mail addresses (including, without limitation, any and all content therein), and social media sites and accounts, goodwill and intangible assets and other proprietary rights relating to the veterinary clinic. The acquisition excluded certain assets, including certain excess cash, patient and medical records and files to the extent non-transferable by applicable law, personal licenses held by individual veterinary professionals, and other stipulated assts. Also pursuant to the Asset Purchase Agreement, IVP FL assumed liabilities arising from business contracts that may arise after the closing.

The closing of the Debary Animal Clinic acquisition was conditioned on the absence of any new statute, rule, regulation or order prohibiting the transactions and any claim, action, suit, arbitration, inquiry, proceeding, investigation, or legal proceeding seeking to restrain or alter the acquisition, as well as other customary closing conditions. The transaction did not require state or federal regulatory approval.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Debary Animal Clinic Real Estate Acquisition

Also on June 5, 2025, pursuant to a real estate asset purchase agreement, dated April 25, 2025 (the “Real Estate Asset Purchase Agreement”), by and between IVP FL and Suarez Enterprises, LLC a Florida limited liability company (“Suarez Enterprises”), completed the acquisition of certain real estate assets related to the Debary Animal Clinic located at 30 S US Hwy 17-92, Debary, Florida 32713 (Parcel No. 803402010030) and 24 S Charles R Beall Blvd, Debary, Florida 32713 (Parcel No. 803402010040).

Pursuant to the Real Estate Asset Purchase Agreement, IVP FL acquired a fee interest in the real property, all buildings, improvements, structures and fixtures, and all intangible property owned by the Suarez Enterprises in connection with the land or improvements, if any, for an aggregate purchase price of $1,132,000, payable in cash.

The foregoing description of the Real Estate Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Real Estate Asset Purchase Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

The issuance of restricted shares of Class A Common Stock to the Seller Parties was consummated in privately negotiated transaction exempt from registration pursuant to Rule 506(b) of Regulation D under the Securities Act of 1933, as amended. There were no proceeds from the issuance of the shares of Class A Common Stock.

Item 8.01. Other Events.

On June 5, 2025, the Company issued a press release announcing the closing of the Debary Animal Clinic acquisition and related real estate assets, a copy of which is attached as Exhibit 99.1to this Current Report on Form 8-K.

Forward-Looking Statements

This press release contains forward-looking statements regarding the Company’s current expectations. These forward-looking statements include, without limitation, references to the Company’s expectations regarding the acquisition of the Debary Animal Clinic and the related real estate assets. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to the acquisition of the Debary Animal Clinic and the related real estate assets. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

Item. 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Asset Purchase Acquisition Agreement by and among the Company IVP FL Holding Company, LLC, Joseph A. Suarez, D.V.M., P.A., and Joseph A. Suarez, DVM †
10.2	Real Estate Asset Purchase Agreement by and among Suarez Enterprises, LLC and IVP FL Properties LLC
99.1	Press Release dated June 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2025	INSPIRE VETERINARY PARTNERS, INC.

	By:	/s/ Kimball Carr
	Name:	Kimball Carr
	Title:	President and Chief Executive Officer

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